                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO ADVANTAGE MUNICIPAL INCOME
COUNSELOR SERIES TRUST)                 TRUST II
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INCOME TRUST
AIM GROWTH SERIES (INVESCO GROWTH       INVESCO DYNAMIC CREDIT OPPORTUNITIES
SERIES)                                 FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO PENNSYLVANIA VALUE MUNICIPAL
(INVESCO INVESTMENT SECURITIES FUNDS)   INCOME TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO SECURITIES TRUST
AIM TAX-EXEMPT FUNDS (INVESCO           INVESCO SENIOR INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO TRUST FOR INVESTMENT GRADE
AIM TREASURER'S SERIES TRUST (INVESCO   MUNICIPALS
TREASURER'S SERIES TRUST)               INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO   NEW YORK MUNICIPALS
VARIABLE INSURANCE FUNDS)               INVESCO VALUE MUNICIPAL INCOME TRUST

    on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

    By:           /s/ John M. Zerr
                  -------------------------------

    Title:        Senior Vice President

    INVESCO ADVISERS, INC.

    By:           /s/ John M. Zerr
                  -------------------------------

    Title:        Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR SERIES TRUST
  (INVESCO COUNSELOR SERIES                             EFFECTIVE  EXPIRATION
  TRUST)                         WAIVER DESCRIPTION       DATE        DATE
  --------------------------  ------------------------  ---------- ----------
   Invesco Strategic Real        Invesco will waive
     Return Fund                advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments         4/30/2014  06/30/2017

  AIM INVESTMENT FUNDS                                  EFFECTIVE  EXPIRATION
  (INVESCO INVESTMENT FUNDS      WAIVER DESCRIPTION       DATE        DATE
  -------------------------   ------------------------  ---------- ----------
   Invesco Global Targeted       Invesco will waive
     Returns Fund               advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments         12/17/2013 06/30/2017

   Invesco Strategic             Invesco will waive
     Income Fund                advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments          5/2/2014  06/30/2017

   Invesco Unconstrained         Invesco will waive
     Bond Fund                  advisory fees in an
                                amount equal to the
                              advisory fees earned on
                               underlying affiliated
                                    investments         10/14/2014 06/30/2017

  AIM TREASURER'S SERIES
  TRUST (INVESCO TREASURER'S                            EFFECTIVE  EXPIRATION
  SERIES TRUST)                  WAIVER DESCRIPTION       DATE        DATE
  --------------------------  ------------------------  ---------- ----------
   Premier Portfolio          Invesco will waive
                              advisory fees in the
                              amount of 0.07% of the
                              Fund's average daily net
                              assets                     2/1/2011  12/31/2015

   Premier U.S.               Invesco will waive
     Government Money         advisory fees in the
     Portfolio                amount of 0.07% of the
                              Fund's average daily net
                              assets                     2/1/2011  12/31/2015

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2017
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2017
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2017
Invesco Equity and Income Fund                February 12, 2010  June 30, 2017
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                February 12, 2010  June 30, 2017
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2017
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2017
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2017
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                     EFFECTIVE DATE COMMITTED UNTIL
---------                                     -------------- ---------------
Invesco Charter Fund                           July 1, 2007   June 30, 2017
Invesco Diversified Dividend Fund              July 1, 2007   June 30, 2017
Invesco Summit Fund                            July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco European Small Company Fund            July 1, 2007   June 30, 2017
Invesco Global Core Equity Fund                July 1, 2007   June 30, 2017
Invesco International Small Company Fund       July 1, 2007   June 30, 2017
Invesco Small Cap Equity Fund                  July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                            EFFECTIVE DATE COMMITTED UNTIL
----                                            -------------- ---------------
Invesco Asia Pacific Growth Fund                 July 1, 2007   June 30, 2017
Invesco European Growth Fund                     July 1, 2007   June 30, 2017
Invesco Global Growth Fund                       July 1, 2007   June 30, 2017
Invesco Global Opportunities Fund               August 3, 2012  June 30, 2017
Invesco Global Small & Mid Cap Growth Fund       July 1, 2007   June 30, 2017
Invesco International Core Equity Fund           July 1, 2007   June 30, 2017
Invesco International Growth Fund                July 1, 2007   June 30, 2017
Invesco Select Opportunities Fund               August 3, 2012  June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2017
Invesco Endeavor Fund                           July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/      September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/      December 17, 2013   June 30, 2017
Invesco Greater China Fund                      July 1, 2007     June 30, 2017
Invesco International Total Return Fund         July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2017
Invesco MLP Fund                              August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2017
Invesco Premium Income Fund                  December 13, 2011   June 30, 2017
Invesco Select Companies Fund                   July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund               October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco Corporate Bond Fund                  February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                July 1, 2007     June 30, 2017
Invesco High Yield Fund                        July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund         July 1, 2007     June 30, 2017
Invesco Money Market Fund                      July 1, 2007     June 30, 2017
Invesco Real Estate Fund                       July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                   July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                   July 1, 2007     June 30, 2017
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco American Value Fund                 February 12, 2010  June 30, 2017
Invesco Comstock Fund                       February 12, 2010  June 30, 2017
Invesco Energy Fund                           July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                  July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund           July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                 February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                February 12, 2010  June 30, 2017
Invesco Technology Fund                       July 1, 2007     June 30, 2017
Invesco Technology Sector Fund              February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund            February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco High Yield Municipal Fund           February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund                                      February 12, 2010  June 30, 2017
Invesco Municipal Income Fund               February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund       February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                  July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund    July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco V.I. American Franchise Fund        February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund            February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation
  Fund/5/                                   December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                  February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                 July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund             April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund      February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund         February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund        February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund          July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund          July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund       July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund         February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                  July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund        July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund          July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund         July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund            February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund             February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund            July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                  July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund         July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                         EFFECTIVE DATE  COMMITTED UNTIL
----                                        ---------------- ---------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                           January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                        EFFECTIVE DATE COMMITTED UNTIL
----                                        -------------- ---------------
Invesco Conservative Income Fund             July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                        EFFECTIVE DATE COMMITTED UNTIL
----                                        -------------- ---------------
Invesco Advantage Municipal Income Trust II  May 15, 2012   June 30, 2017
Invesco California Value Municipal Income
  Trust                                      May 15, 2012   June 30, 2017
Invesco Dynamic Credit Opportunities Fund    May 15, 2012   June 30, 2017
Invesco High Income Trust II                 May 15, 2012   June 30, 2017
Invesco Municipal Opportunity Trust          May 15, 2012   June 30, 2017
Invesco Municipal Trust                      May 15, 2012   June 30, 2017
Invesco Pennsylvania Value Municipal
  Income Trust                               May 15, 2012   June 30, 2017
Invesco Senior Income Trust                  May 15, 2012   June 30, 2017
Invesco Trust for Investment Grade
  Municipals                                 May 15, 2012   June 30, 2017
Invesco Trust for Investment Grade
  New York Municipals                        May 15, 2012   June 30, 2017
Invesco Value Municipal Income Trust         June 1, 2010   June 30, 2017